3Q23 EARNINGS REPORT PennyMac Mortgage Investment Trust October 2023 Exhibit 99.2

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates, housing, and prepayment rates; future loan originations and production; future loan delinquencies, defaults and forbearances; future investment and hedge expenses; future investment strategies, future earnings and return on equity as well as other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in interest rates; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; the degree and nature of the Company’s competition; changes in real estate values, housing prices and housing sales; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; our substantial amount of indebtedness; the performance, financial condition and liquidity of borrowers; our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, defaults and forbearances and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to detect misconduct and fraud; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; regulatory or other changes that impact government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such agencies or entities; legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes; changes in governmental regulations, accounting treatment, tax rates and similar matters; the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as market-driven value changes that provide a meaningful perspective on the Company’s business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

Note: All figures are for 3Q23 or as of 9/30/23 (1) Net income attributable to common shareholders includes a tax expense of $57 million (2) EPS = earnings per share; CRT = credit risk transfer; MSR = mortgage servicing rights; GSE = government-sponsored enterprise; UPB = unpaid principal balance (3) Excludes $24 million of market-driven value gains in the credit sensitive strategies and $56 million of market-driven value gains in the interest rate sensitive strategies (4) Excludes $10 billion in UPB of conventional loan production which was for PFSI’s account THIRD QUARTER HIGHLIGHTS Net income attributable to common shareholders(1) $51mm 3Q23 Results Diluted EPS(2) $0.51 Return on common equity 14% Book value per share $16.01 CREDIT SENSITIVE STRATEGIES INTEREST RATE SENSITIVE STRATEGIES CORRESPONDENT PRODUCTION Pretax income $41mm Pretax income $9mm PMT conventional correspondent production volume (UPB)(2)(4) $3bn Fair value of organically-created CRT(2) investments $1.1bn Correspondent seller relationships 829 Pretax income New investments in MSR(2) and non-Agency bonds $116mm Fair value of MSR investments $4.1bn $82mm Pretax income excluding market-driven value changes(3) $17mm Pretax income excluding market-driven value changes(3) $26mm Strong performance across all segments partially offset by tax impacts Dividend per common share $0.40 New investments in GSE(2) CRT $7mm

ORIGINATION MARKET HAS DECLINED MEANINGFULLY U.S. Mortgage Origination Market(1) ($ in trillions) Mortgage Rates Remain High Third party forecasts for 2023 originations are approximately $1.6 trillion in UPB, well below normalized levels Higher mortgage rates are driving borrowers to remain in their homes, leading to low inventory levels and continued home price appreciation Unit origination volume in 2023 is projected to be at the lowest level since 1990(4), driving expectations for industry consolidation if market conditions persist Mortgage REITs with diversified investment portfolios, efficient cost structures and strong risk management practices such as PMT are best-positioned to manage through volatility presented by the current market environment Note: Figures may not sum due to rounding (1) Actual originations: Inside Mortgage Finance. Forecast originations: Average of Mortgage Bankers Association (10/15/23) and Fannie Mae (10/10/23) forecasts. (2) Freddie Mac Primary Mortgage Market Survey 7.63% as of 10/19/23 (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30-Year Fannie Mae or Freddie Mac Par Coupon (MTGEFNCL) Index. (4) Zelman & Associates 9/29/23 (2) (3)

STRONG EXPECTED PERFORMANCE FROM SEASONED INVESTMENT PORTFOLIO Approximately two-thirds of PMT’s shareholders’ equity is deployed to seasoned investments in MSRs and PMT’s unique GSE credit risk transfer investments with strong underlying fundamentals Strong long-term expected risk-adjusted returns supported by: Underlying, high-quality conventional loan borrowers Low delinquencies and LTV(1) ratios, driven by low interest rates and substantial accumulation of home equity Higher interest rates for longer implies slow runoff and extended asset life PFSI’s industry-leading servicing capabilities Mortgage Servicing Rights (50% of shareholders’ equity) PMT GSE Credit Risk Transfer (15% of shareholders’ equity) Stable cash flows over extended expected life WAC(1) of 3.6%; substantially all out of the money Decreased sensitivity of fair values at higher market interest rates Elevated placement fee income from higher short-term rates Seasoned loans originated from 2015 – 2020 at low WACs Realized lifetime losses expected to be limited (1) WAC = Weighted average coupon; LTV = Loan-to-value

Credit Sensitive Strategies Invested $7 million into floating rate GSE CRT bonds in 3Q23 Will continue evaluating investment opportunities in GSE-issued CRT (CAS and STACR bonds) Share Repurchases Remains an attractive use of capital when PMT’s share price is well below book value per share CAPITAL DEPLOYMENT OUTLOOK FOR PMT Equity Allocation – 3Q23 100% = $2.0 billion Actively managing equity allocation through conventional correspondent loan sales to PFSI Equity allocation to the interest rate sensitive strategies increased from the prior quarter primarily due to higher average MSR fair values Equity allocation to the credit sensitive strategies decreased from the prior quarter primarily due to runoff Interest Rate Sensitive Strategies PMT expects to maintain the sale of a large percentage of conventional correspondent loans to PFSI in 4Q23 as it actively manages its equity allocation with consideration given to other attractive opportunities Invested $58 million into senior mezzanine bonds from investor loan and jumbo securitizations in 3Q23 Will continue evaluating opportunities to purchase bulk MSRs that align with its investment strategy

RUN-RATE RETURN POTENTIAL FROM PMT’S INVESTMENT STRATEGIES Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics, and loss treatment for CRT transactions), and does not contemplate market-driven value changes other than realization of cash flows and hedge costs, or significant changes or shocks to current market conditions; actual results may differ materially (1) Equity allocated represents management’s internal allocation; certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment (2) ROE calculated as a percentage of segment equity (3) ROE calculated as a percentage of total equity Represents the average annualized return and quarterly earnings potential expected from its strategies over the next four quarters Reflects performance expectations in the current mortgage market Return potential of PMT’s organically-created investments in GSE CRT decreased slightly from the prior quarter due to tighter credit spreads Return potential for the interest rate sensitive strategies increased due to de-inversion of the yield curve and higher yields on long term assets versus financing costs, driving improved projected returns on equity for MSR and MBS Expected average diluted EPS per quarter improved to $0.35 per share, up from $0.30 in the prior quarter and expected annualized return on equity improved to 9.1%, up from 7.7%

CORRESPONDENT PRODUCTION HIGHLIGHTS Note: May not sum due to rounding (1) For all government loans and conventional loans sourced for PFSI, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee to PFSI (2) Conventional conforming interest rate lock commitments for PMT’s own account (3) Based on funded loans subject to fulfillment fees Correspondent acquisitions in 3Q23 totaled $21.5 billion in UPB, up 2% Q/Q and down 4% Y/Y 41% government loans; 59% conventional loans Government acquisitions of $8.8 billion in UPB, down 21% Q/Q and 27% Y/Y Conventional acquisitions of $12.7 billion in UPB, up 26% Q/Q and 24% Y/Y $9.9 billion in UPB were for PFSI’s account Correspondent lock volume was $23.9 billion in UPB, up 11% Q/Q and 4% Y/Y $10.3 billion in UPB of conventional loans were for PFSI’s account To actively manage its allocation of capital with consideration given to expected opportunities in the market, in 4Q23 PMT expects to continue selling a large percentage of conventional correspondent loans to PFSI 829 correspondent sellers at September 30, 2023, up from 800 at June 30, 2023 driven primarily by additional relationships with community banks and credit unions Additional opportunities if banks step back from this channel as increased capital requirements are introduced by bank regulators Pennymac remains the largest correspondent aggregator in the U.S. October acquisitions are estimated to be $8.9 in UPB; locks are estimated to be $9.4 in UPB Correspondent Production Volume and Mix (UPB in billions) (1)

TRENDS IN MSR INVESTMENTS MSR Investments ($ in millions) (1) (1) Owned MSR portfolio and excludes loans acquired for sale at fair value MSR assets were $4.1 billion as of September 30th, up from $4.0 billion as of June 30th Fair value increases and newly originated MSR investments of $59 million more than offset runoff from prepayments UPB underlying PMT’s MSR investments remained essentially unchanged

TRENDS IN PMT’S UNIQUE INVESTMENTS IN GSE CREDIT RISK TRANSFER Fair value of PMT’s organically-created CRT investments decreased slightly from June 30, 2023 as runoff from prepayments more than offset fair value gains The 60+ day delinquency rate increased slightly from June 30, 2023, but remains low Cumulative lifetime losses increased slightly; we ultimately expect realized losses over the life of these investments to be limited, given the substantial build-up of equity for underlying borrowers due to home price appreciation in recent years (1) The fair value of PMT’s organically created GSE CRT investments is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable (2) UPB includes modified loans active as of 9/30/23; modified loans are not included for prior periods; weighted average FICO and LTV metrics at origination for the population of loans remaining as of the date presented; delinquent loans includes delinquent loans on forbearance plans; current LTVs were refreshed using the latest home price information available as of the reporting period ($ in millions) Organically-Created GSE CRT Investments(1)

THIRD QUARTER RESULTS AND RETURN CONTRIBUTIONS BY STRATEGY Note: Figures may not sum due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses; some of the income associated with the investment strategies may be subject to taxation (2) Categorization of income as market-driven value changes based on management assessment; income excluding market-driven value changes does not represent REIT taxable income and is a non-GAAP figure (3) Equity allocated represents management’s internal allocation; certain financing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment (4) Primarily consists of legacy distressed loan portfolio; net new investments also reflect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments; includes $5.3 million in carrying value of real estate acquired in settlement of loans at 9/30/23 (5) ROE calculated as a percentage of total equity

HEDGING APPROACH CENTRAL TO PMT’S INTEREST RATE SENSITIVE INVESTMENTS PMT seeks to manage interest rate risk exposure on a “global” basis, recognizing interest rate sensitivities across its investment strategies In 3Q23, MSR fair value increased Interest rates increased during the quarter, decreasing prepayment projections and increasing projections of future earnings on custodial balances Losses on Agency MBS and hedges were primarily due to higher interest rates Hedging costs decreased meaningfully from the prior quarter MSR Valuation Changes and Offsets ($ in millions)

CRT Financing MSR Financing PMT’S FLEXIBLE AND SOPHISTICATED FINANCING STRUCTURES CRT term notes due February 2024 can be extended for an additional two years at PMT’s discretion; all other term notes do not contain optional extensions CRT term notes do not contain mark-to-market (margin call) provisions Maturity profile of MSR term notes aligns more closely with the expected life of the MSR asset than short term borrowings Secured revolving bank financing lines provide flexibility to finance fluctuating MSR and advance balances Upsized previously issued term loan due May 2028 to $370 million from $155 million Redeemed $450 million in FMSR term notes due April 2025 Unsecured Senior Notes and Exchangeable Senior Notes Low, fixed interest rates First maturity in November 2024 Provides flexibility and complements asset-backed structures Issued $54 million of 5-year unsecured senior notes due September 2028 Note: All figures are as of September 30, 2023

APPENDIX

PMT IS FOCUSED ON UNIQUE INVESTMENT STRATEGIES IN THREE SEGMENTS Leading acquirer and producer of conventional conforming mortgage loans Significant growth in market share over PMT’s more than 14-year history driven by PFSI’s operational excellence and high service levels Provides unique ability to produce investment assets organically Investments in credit risk on PMT’s high-quality loan production with ability to influence performance through active servicing supplemented by opportunistic investments in CRT bonds issued by the GSEs Approximately $23.6 billion in UPB of loans underlying PMT’s front-end GSE CRT investments at September 30, 2023 MSR investments created through the securitization of conventional correspondent loan production Hedged with Agency MBS and interest rate derivatives Strong track record and discipline in hedging interest rate risk Correspondent Production Interest Rate Sensitive Strategies Credit Sensitive Strategies

HISTORICAL EARNINGS, DIVIDENDS AND BOOK VALUE PER SHARE Repurchased 29.0 million common shares from 3Q15 through 3Q23 (1) (1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period ROE(2): -9% -6% -7% -20% 0% -2% 14% 5% 14%

Average 30-year fixed rate mortgage(1) 6.71% 3.84% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS Macroeconomic Metrics(3) Footnotes (1) Freddie Mac Primary Mortgage Market Survey. 7.63% as of 10/19/23 (2) U.S. Department of the Treasury. 4.91% as of 10/19/23 (3) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg Average 30-year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg U.S. home price appreciation: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index (SPCSUSA); data is as of 7/31/23 Residential mortgage originations are for the quarterly period ended; source: Inside Mortgage Finance 10-year Treasury Bond Yield(2) 4.57% 7.31%

In August 2022, the Federal Housing Finance Agency (FHFA) released updated eligibility standards for non-bank seller/servicers; most requirements were effective September 30, 2023 PennyMac Corp. (PMC) is a wholly-owned subsidiary of PennyMac Mortgage Investment Trust and is approved as a seller/servicer of mortgage loans by Fannie Mae and Freddie Mac PMT IS IN EXCESS OF PROSPECTIVE REGULATORY CAPITAL AND LIQUIDITY REQUIREMENTS New FHFA Eligibility Requirements Liquidity Capital Capital Ratio As of September 30, 2023 (in millions) (1) Pro-forma to include FHFA’s origination liquidity requirement effective December 31, 2023 (1)

PMT’S INVESTMENT ACTIVITY BY STRATEGY DURING THE QUARTER Credit Sensitive Strategies Interest Rate Sensitive Strategies ($ in millions) (1) The fair value of PMT’s organically-created GSE CRT investments is reflected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable (2) As discussed in Note 6 – Variable Interest Entities to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, we consolidate the assets and liabilities in the trust that issued the subordinate bonds; accordingly, this investment is shown as Loans at fair value and Asset-backed financing of variable interest entities on our consolidated balance sheet (3) Primarily consists of legacy distressed loan portfolio; net new investments also reflect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments; includes $5.3 million in carrying value of real estate acquired in settlement of loans at 9/30/23 (4) MBS = Mortgage-backed securities; net new investments in Agency MBS represents rebalancing of the MBS portfolio (considered along with to be announced hedges in managing PMT’s interest rate risk) and runoff (5) Net new investments represents new investments net of sales, liquidations, and runoff

MSR ASSET VALUATION (1) Owned MSR portfolio and excludes loans acquired for sale at fair value

DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING Overall mortgage delinquency rates increased slightly from the prior quarter but remain low Servicing advances outstanding for PMT’s MSR portfolio were approximately $80 million at September 30, 2023, down from $94 million at June 30, 2023 No P&I advances are outstanding as prepayment activity remains sufficient to cover remittance obligations to the GSEs Historical Trends in Delinquency and Foreclosure Rates(1) Note: Figures may not sum due to rounding (1) Owned MSR portfolio and includes loans acquired for sale at fair value; delinquency and foreclosure rates based on UPB; as of 9/30/23, the UPB of mortgage servicing rights owned by PMT and loans held for sale totaled $233 billion

PMT’S OWNED MSR PORTFOLIO CHARACTERISITICS (1) Other represents MSRs collateralized by conventional loans sold to private investors (2)Excludes loans held for sale at fair value As of September 30, 2023

INTEREST RATE SENSITIVE STRATEGIES DESIGNED TO MITIGATE INTEREST RATE VOLATILITY Estimated Sensitivity to Changes in Interest Rates at September 30, 2023 % change in PMT’s shareholders’ equity PMT’s interest rate risk exposure is managed on a “global” basis Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Contributes to stability of book value (1) Includes loans acquired for sale and interest rate lock commitments (net of associated hedges), Agency and Non-Agency MBS assets (2) Includes MSRs and hedges which includes or may include put and call options on MBS, Eurodollar futures, treasury futures, and exchange-traded swaps (3) Net exposure represents the net position of the “Long” assets and the MSRs and hedges (1) (2) (3) Gain in value with increasing rates Gain in value with decreasing rates MSRs Agency MBS Interest Rate Hedges

PERFORMANCE OF PMT’S ORGANICALLY-CREATED INVESTMENTS IN GSE CREDIT RISK TRANSFER INVESTMENTS IN 3Q23

BALANCE SHEET TREATMENT OF PMT’S ORGANICALLY-CREATED CREDIT RISK TRANSFER INVESTMENTS Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Current cash collateralizing guarantee included in “Deposits securing credit risk transfer arrangements” Represents the fair value of expected future cash inflows related to assumption of credit risk net of expected future losses Fair value of non-recourse liability issued by CRT trusts; represents value of interest-only payment after the maturity of PMT’s investments

PMT’S ORGANICALLY-CREATED INVESTMENTS IN CREDIT RISK TRANSFER (1) FICO and LTV metrics at origination (2) Losses due to liquidation of reference pool collateral (3) Interest reduction due to modification of reference pool collateral (4) Loans eligible for loss reversal are included as of 9/30/23 (5) Losses included for loans eligible for reversal as of 9/30/23 (6) UPB includes modified loans that have incurred losses as of 9/30/23

CORRESPONDENT PRODUCTION ACQUISITIONS AND LOCKS BY PRODUCT Note: Figures may not sum due to rounding (1) PMT sells government-insured and guaranteed loans, and certain conventional loans that it purchases from correspondent sellers to PennyMac Loan Services, LLC, and earns a sourcing fee and interest income for its holding period; PMT does not pay a fulfillment fee for government-insured or guaranteed loans or conventional loans subsequently sold to PFSI